UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2015

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 23, 2015, UnitedHealth Group Incorporated (“UnitedHealth Group”) completed its indirect acquisition of Catamaran Corporation (“Catamaran”), pursuant to the previously announced arrangement agreement with 1031387 B.C. Unlimited Liability Company, its wholly owned subsidiary, and Catamaran, and the statutory arrangement under the law of the Yukon Territory, Canada. As contemplated by the arrangement agreement, pursuant to the arrangement, all of the common shares of Catamaran issued and outstanding immediately prior to the effective time of the arrangement were converted into the right to receive an amount in cash equal to $61.50 per share, without interest and less applicable withholding taxes.

The foregoing description of the arrangement agreement and the transactions contemplated thereby (including the arrangement) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the arrangement agreement, a copy of which was attached as Exhibit 2.1 to UnitedHealth Group’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on March 30, 2015, the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 23, 2015, Optum, a wholly owned subsidiary of UnitedHealth Group, issued a press release announcing, among other things, the completion of Optum’s combination with Catamaran, the scheduled redemption of Catamaran’s outstanding public notes and the satisfaction and discharge of the indenture relating thereto, and the payoff and termination of Catamaran’s existing credit facility. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

2.1	Arrangement Agreement, dated as of March 29, 2015, among UnitedHealth Group Incorporated, 1031387 B.C. Unlimited Liability Company and Catamaran Corporation (incorporated by reference to Exhibit 2.1 to UnitedHealth Group’s Current Report on Form 8-K filed on March 30, 2015)

99.1	Press Release, dated July 23, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2015

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Richard J. Mattera
Richard J. Mattera
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Arrangement Agreement, dated as of March 29, 2015, among UnitedHealth Group Incorporated, 1031387 B.C. Unlimited Liability Company and Catamaran Corporation (incorporated by reference to Exhibit 2.1 to UnitedHealth Group’s Current Report on Form 8-K filed on March 30, 2015)

99.1	Press Release, dated July 23, 2015